OLD WESTBURY FUNDS, INC.

Supplement Dated September 8, 2004 to the

Statement of Additional Information Dated July 27, 2004

This Supplement is provided to update, and should be read in conjunction with, the information provided in the Old Westbury Funds, Inc. (the “Corporation”) Prospectus and Statement of Additional Information (“SAI”).

The following replaces the “Proxy Voting Polices” section on page 28 of the SAI:

PROXY VOTING POLICIES

The Funds have adopted Proxy Voting Policies that delegate the responsibility of voting proxies to BIM. The Proxy Voting Policies of the Funds and BIM are attached as Appendix B.

Information regarding how the Funds voted proxies relating to portfolio securities during the 12-month period ended June 30, 2004 is available on BIM’s website at https://www.bessemer.com/WebSite/PageLoad.asp?PageKey=InvPhilosophy or the SEC’s website at http:www.sec.gov.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE